SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 6, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

 Delaware                           001-8368                 51-0228924
(State of                    (Commission File No.)          (IRS Employer
 Incorporation)                                              Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On June 6, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.       Description
-------------     -------------------------------------
99.1              Press Release issued June 6, 2000 (Filed herewith.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SAFETY-KLEEN CORP.



Date:  June 6, 2000             By:   /s/ David Thomas, Jr.
                                      ---------------------
                                       David Thomas, Jr.
                                       Chief Executive Officer and Chairman of
                                       the Board

                                  EXHIBIT INDEX

Exhibit No.         Description
----------          -----------

99.1                Press Release issued June 6, 2000 (Filed herewith.)

                                  Exhibit 99.1


FOR IMMEDIATE RELEASE                                  Media Contact: Wade Gates
June 6, 2000                                                        803-933-4224
                                                              Investor Relations
                                                                    803-933-4285


SAFETY-KLEEN DOES NOT MAKE DEBT PAYMENTS;
SALE OF ELGIN PROPERTY TERMINATED;
SAFETY-KLEEN SEEKING NEW
FINANCIAL ASSURANCE SURETY BONDS


         (Columbia, SC) - Safety-Kleen Corp. (NYSE:SK) announced today that the Company did not make interest and principal payments on certain outstanding debt due last week. Safety-Kleen also announced the termination of the pending purchase of the Company's Elgin facility. The Company is actively pursuing other buyers.

         Safety-Kleen did not make an interest payment of $1.8 million related to a $60 million Promissory Note dated May 15, 1997. Additionally, the Company did not make a $15 million interest payment on its 9 1/4 percent Senior Notes due 2008, and it did not make a $43 million principal and interest payment under its Senior Credit Facility dated April 3, 1998.

         In addition, Safety-Kleen has learned that Frontier Insurance Company was removed from the Department of the Treasury's listing of approved sureties (Department Circular 570) on June 1, 2000. Consequently, Frontier Insurance Company is no longer approved to issue surety bonds for closure, post closure and third-party financial assurance. Currently, approximately 50% of the Company's financial assurance surety bonds are with Frontier Insurance Company. Safety-Kleen is working closely with Marsh & McLennan Companies to obtain new financial assurance surety bonds with sureties approved by the Department of the Treasury.

         Under the Private Securities Litigation Reform Act of 1995, sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Actual results and events may differ materially from those projected in the forward-looking statements. Many factors could cause actual events and results to differ from those expected, including, but not limited to the outcome of continuing negotiations with Safety-Kleen's lenders, the availability of additional funding under credit facilities or from other sources, and other items discussed in the Company's filings with the Securities and Exchange Commission.

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